                                                                   EXHIBIT 23.3




                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the reference to our firm under the caption "Experts", under the caption "Summary Combined Historical and Pro Forma Financial Information" and to the use of our report dated December 22, 1995, in the Registration Statement (Form SB-2).


                                             /s/ JAMES SMITH & COMPANY

                                             JAMES SMITH & COMPANY
                                             A Professional Corporation

Dallas, Texas
July 1, 1997